UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 23, 2013

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (the “Company”) was held on April 23, 2013 (“Annual Meeting”).

(b)
There were a total of 19,462,483 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 18,195,846 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for three year terms:

	FOR		WITHHELD		Broker Non-Votes
	# of votes	Percentage of shares voted	# of votes	Percentage of shares voted	# of votes
Robert D. Adams	16,031,678	98%	386,507	2%	1,777,661
Connie R. Collingsworth	16,139,647	98	278,538	2	1,777,661
Robert J. Lane	15,966,318	97	451,867	3	1,777,661
Gary Sirmon	16,034,761	98	383,424	2	1,777,661

Based on the votes set forth above, Messrs. Adams, Lane and Sirmon and Ms. Collingsworth were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2016 and until their respective successors have been duly elected and qualified.

The terms of Directors Jesse G. Foster, Mark J. Grescovich, D. Michael Jones, David A. Klaue, Brent A. Orrico, Gordon E. Budke, Constance H. Kravas, John R. Layman and Michael M. Smith continued.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
15,926,141	378,353	113,691	1,777,661

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
14,201,252	124,312	1,933,623	158,998	1,777,661

Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

Proposal 4.  Ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2013.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
17,845,891	244,752	105,203	-0-

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ended December 31, 2013 was duly ratified by the shareholders.

Proposal 5.  The adoption of an amendment to the Company’s 2012 Restricted Stock Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
16,110,636	181,958	125,591	1,777,661

Based on the votes set forth above, the adoption of the amendment to the Company’s 2012 Restricted Stock Plan was approved by shareholders.

(c)           None.

(d)           In light of the voting results on Proposal 3 indicated above, the Company’s Board of Directors decided that the Company will hold an annual advisory vote on the compensation of named executive officers.  The Company will continue to hold annual advisory votes until the Company’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which must occur at least once every six years.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

99.1    Press Release of Banner Corporation dated April 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 24, 2013	By: /s/ Lloyd W. Baker
Lloyd W. Baker
Executive Vice President & Chief Financial Officer